PRESS RELEASE
FOR IMMEDIATE RELEASE
November16, 2012

BLUE DOLPHIN REPORTS THIRD QUARTERFINANCIAL RESULTS AND
PROVIDES NIXON FACILITY OPERATIONAL UPDATE

Houston, November 16 / PR Newswire / -- Blue Dolphin Energy Company (“Blue Dolphin”)announced condensed consolidatedfinancial results for the three and nine months ended September 30, 2012.

Blue Dolphin’sprimary asset is a crude oil processing facility located in Nixon, Texas (the “Nixon Facility”), which began operations on a reduced basis in February 2012.  The Nixon Facility operated for a total of 90 days for the three months ended September 30, 2012 and for a total of 238 days for the nine months ended September 30, 2012.  During the three months ended September 30, 2012, average throughput increased to approximately 10,500 bpd, or 70% of operating capacity, compared to approximately 8,900 bpd, or 59% of operating capacity, during the three months ended June 30, 2012.  Management anticipates that throughput levels at the Nixon Facility may approach operating capacity in the first half of 2013.The Nixon Facility had no operations during the three and nine months ended September 30, 2011.

For the three months ended September 30, 2012, Blue Dolphin reported a net loss of $762,761 on total revenue of $104,094,137.  For the nine months ended September 30, 2012, Blue Dolphin reported a net loss of $10,130,493 on total revenue of $234,926,203.  The net loss for the three months ended September 30, 2012 included:

•
An impairment and an allowance for doubtful accounts receivable totaling $4,180,159, which related to Blue Dolphin’s 7% undivided interest in the North Sumatra Basin – Langsa Field offshore Indonesia (the “Indonesian Interest”); and

•
an abandonment expense of $539,996 associated with plugging and abandonment costs for High Island A-7. The amount recognized reflects the amount incurred less the amount reserved for the abandonment retirement obligation liability, which was $141,643.We will record additional plugging and abandonment costs as information becomes available to substantiate actual and/or probable costs.

During the three months ended September 30, 2012, Blue Dolphin experienced negative cash flow from operations of $28,017, which was a substantial improvement compared to negative cash flow from operations of $3,017,262 during the three months ended June 30, 2012.  The liquidity improvement quarter over quarter was primarily the result of higher product sales margins.  Refining margins were relatively stable throughout the current quarter, allowing the Nixon Facility to generate positive operating income each month within the three months ended September 30, 2012 and an EBITDA of $5,064,868 for the three months ended September 30, 2012.

In November 2012, Blue Dolphin Exploration Company (“BDEX”), a wholly owned subsidiary of Blue Dolphin, entered into a Sale and Purchase Agreement (the “SPA”) with Blue Sky Langsa Limited (“Blue Sky”) whereby Blue Sky agreed to purchase the Indonesian Interest.  Based on the SPA, which is effective October 31, 2012, Blue Sky will acquire the Indonesian Interest for: (i) $800,000 if transaction closing occurs in December 2012 or (ii) $1.0 million if transaction closing occurs in February 2013.  As a result of the SPA, Blue Dolphin adjusted the value of the Indonesian Interest to $800,000, which resulted in an impairment charge of $3,858,427for the three months ended September 30, 2012.   Blue Dolphin also recorded an allowance for doubtful accounts receivable of $321,732for the three months ended September 30, 2012.  The allowance is associated with non-payment of accounts receivable for crude oil liftings revenue by Blue Sky related to the Indonesian Interest.

Blue Dolphin acquired Lazarus Energy, LLC (“LE”) from Lazarus Energy Holdings, LLC in a reverse acquisition effective February 15, 2012.  Under reverse acquisition accounting, LE (the legal subsidiary) has been treated as the accounting parent (acquirer) and Blue Dolphin (the legal parent) has been treated as the accounting subsidiary (acquiree).  Accordingly, the financial statements subsequent to the date of the transaction are presented as the continuation of LE.

Blue Dolphin Energy Company (OTCQX: BDCO) is engaged in crude oil and condensate processing, as well as the gathering and transportation and the exploration and production of oil and natural gas. For additional company information, visit Blue Dolphin’s corporate website at http://www.blue-dolphin-energy.com.

Contact:
Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to:significant dependent relationship with Genesis and its affiliates; key supplier failure; loss of market share with or by a key customer; failure to comply with forbearance agreements relating to long-term indebtedness under which Blue Dolphin is in default; continued declines in throughput volumes and production rates from Blue Dolphin’s U.S. Gulf of Mexico leasehold properties; and the factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s annual report on Form 10-K for the twelve month period ended December 31, 2011.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
Condensed Consolidated Balance Sheets

	September 30, 2012	December 31, 2011

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$139,273	$1,822
Restricted cash	192,813	192,004
Accounts receivable, net	8,054,630	-
Employee advances	-	-
Prepaid expenses and other current assets	174,146	58,713
Deposits	1,236,447	473,026
Inventory	4,901,895	4,533,961
Loan receivable, net of allowance for loan receivable	-	-
Total current assets	14,699,204	5,259,526

Refinery assets	33,909,314	-
Pipelines	9,223,836	-
Oil and gas properties (full-cost method)	800,000	-
Onshore separation and handling facilities	325,435	-
Land	577,965	104,740
Other property and equipment	598,150	217,136
Construction in progress	607,550	32,048,496
Property and equipment, at cost:	46,042,250	32,370,372
Less: accumulated depletion, depreciation and amortization	1,224,803	62,443
Property, plant and equipment, net	44,817,447	32,307,929

Debt issue costs, net	540,784	566,133
Other assets	11,367	10,468
Trade name	303,346	-
Goodwill	1,445,720	-

TOTAL ASSETS	$61,817,868	$38,144,056

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$14,161,594	$4,841,859
Accounts payable, related party	1,281,936	908,139
Note payable	47,965	46,318
Asset retirement obligations, current portion	-	-
Accrued expenses and other current liabilities	716,123	744,921
Interest payable, current portion	827,777	995,916
Long-term debt, current portion	1,816,903	1,839,501
Total current liabilities	18,852,298	9,376,654

Long-term liabilities:
Asset retirement obligations	896,096	-
Deferred taxes	-	-
Long-term debt, net of current portion	16,552,638	12,455,102
Long-term interest payable, net of current portion	806,356	650,214
Total long-term liabilities	18,255,090	13,105,316

TOTAL LIABILITIES	37,107,388	22,481,970

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized, 10,545,690 and 8,426,456	105,457	84,265
shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively)
Additional paid-in capital	36,459,819	17,302,124
Members' equity	-
Accumulated deficit	(11,854,796)	(1,724,303)
Total stockholders' equity	24,710,480	15,662,086

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$61,817,868	$38,144,056

See accompanying notes to condensed consolidated financial statements in Blue Dolphin’s quarterly report on Form 10-Q for the three and nine months ended September 30, 2012.

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

REVENUE FROM OPERATIONS
Refined product sales	$103,738,982	$-	$233,926,241	$-
Pipeline operations	117,712	-	312,098	-
Oil and gas sales	237,443	-	687,864	-
Services revenue	-		-

Total revenue from operations	104,094,137	-	234,926,203	-

COST OF OPERATIONS
Cost of refined products sold	96,160,575	-	229,853,030	-
Refinery operating expenses	2,559,456	-	5,862,121	-
Pipeline operating expenses	107,534	-	344,654	-
Lease operating expenses	351,462	-	852,137	-
General and administrative expenses	442,132	213,221	1,702,439	504,161
Depletion, depreciation and amortization	497,382	4,306	1,295,738	12,920
Abandonment expense	539,996	-	539,996	-
Impairment of oil and gas properties	3,858,427		3,858,427	-
Bad debt expense	321,732		321,732	-
Recovery of allowance for doubtful loan receivable	-		-	-
Accretion expense	39,276	-	104,736	-
Gain on sale of property and equipment	-		-

Total cost of operations	104,877,972	217,527	244,735,010	517,081

Loss from operations	(783,835)	(217,527)	(9,808,807)	(517,081)

OTHER INCOME (EXPENSE)
Net tank rental revenue	81,365	87,036	256,684	783,490
Interest and other income	16,439	345	20,354	6,734
Interest expense	(74,227)	(11,622)	(583,077)	(35,994)
Rental income, related party	-	-	-	-
Unrealized gain (loss) on derivatives	-	-	-	-
Forgiveness of debt income	-		-
Total other income (expense)	23,577	75,759	(306,039)	754,230

Income (loss) before income taxes	(760,258)	(141,768)	(10,114,846)	237,149

Tax expense
Current	(2,503)	-	(2,503)	-
Deferred	-	-	-	-
Income tax expense	(2,503)	-	(15,647)	-

Net income (loss)	$(762,761)	$(141,768)	$(10,130,493)	$237,149

Income (loss) per common share:
Basic	$(0.07)	$(0.02)	$(0.99)	$0.03
Diluted	$(0.07)	$(0.02)	$(0.99)	$0.03

Weighted average number of common shares outstanding:
Basic	10,545,690	8,426,456	10,191,980	8,426,456
Diluted	10,545,690	8,426,456	10,191,980	8,426,456

See accompanying notes to condensed consolidated financial statements in Blue Dolphin’s quarterly report on Form 10-Q for the three and ninemonths ended September 30, 2012.

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2012	2011
OPERATING ACTIVITIES
Net income (loss)	$(10,130,493)	$237,149
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depletion, depreciation and amortization	1,287,173	12,920
Impairment of oil and gas properties	3,858,427	-
Unrealized loss (gain) on derivatives	(21,470)	-
Deferred taxes	-	-
Amortization of debt issue costs	25,349	25,349
Amortization of intangible assets	8,565	-
Accretion expense	104,736	-
Abandonment costs incurred	(141,099)	-
Stock-based compensation	-	-
Common stock issued for services	119,000	-
Bad debt expense	321,732	-
Changes in operating assets and liabilities (net of effects of acquisition in 2012)
Restricted cash	(810)	34,067
Accounts receivable	(7,852,717)	(3,740)
Prepaid expenses and other current assets	119,529	(8,804)
Deposits	(763,421)	(68,407)
Inventory	(312,766)	8,366
Accounts payable, accrued expenses and other liabilities	8,057,321	290,245
Accounts payable, related party	2,275,665	125,682
Net cash provided by (used in) operating activities	(3,045,279)	652,827

INVESTING ACTIVITIES
Advance of loan receivable	-	-
Exploration and development costs	-	-
Capital expenditures	(2,568,449)	(1,067,558)
Cash acquired on acquisition	1,674,594	-
Net cash used in investing activities	(893,855)	(1,067,558)

FINANCING ACTIVITIES
Proceeds from issuance of debt	4,788,623	452,308
Payments on long term debt	(713,686)	(31,922)
Proceeds from notes payable	24,548	-
Payments on notes payable	(22,900)	(5,034)
	-	-
Net cash provided by financing activities	4,076,585	415,352
Net increase (decrease) in cash and cash equivalents	137,451	621

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,822	733
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$139,273	$1,354

Supplemental Information:
Non-cash investing and financing activities:
Financing of insurance premiums	$82,560	$-
Related party payable converted to equity	$993,732	$-
Issuance of stock for acquisition of Blue Dolphin at fair value, inclusive
of cash acquired of $1,674,594	$18,046,154	$-
Accrued services payable converted to common stock	$20,000	$-

See accompanying notes to condensed consolidated financial statements in Blue Dolphin’s quarterly report on Form 10-Q for the three and nine months ended September 30, 2012.

Management uses earnings before interest expense, income taxes and depreciation (“EBITDA”), a non-GAAP financial measure, to assess the operating results and effectiveness of Blue Dolphin’s business segments, which consist of its consolidated businesses and investments.  Management believes EBITDA is useful to Blue Dolphin’s investors because it allows them to evaluate Blue Dolphin’s operating performance using the same performance measure analyzed internally by management.  EBITDA is adjusted for:  (i) items that do not impact Blue Dolphin’s income or loss from continuing operations, such as the impact of accounting changes, (ii) income taxes and (iii) interest expense (or income).  Management excludes interest expense (or income) and other expenses or income not pertaining to the operations of Blue Dolphin’s segments from this measure so that investors may evaluate Blue Dolphin’s current operating results without regard to Blue Dolphin’s financing methods or capital structure.  Management understands that EBITDA may not be comparable to measurements used by other companies.  Additionally, EBITDA should be considered in conjunction with net income (loss) and other performance measures such as operating cash flows.

Blue Dolphin is engaged in three lines of business:  (i) ownership of crude oil and condensate processing assets, (ii) pipeline transportation services to producers/shippers and (iii) oil and gas exploration and production.  Blue Dolphin’s primary operating asset is the Nixon Facility.  Blue Dolphin also operates oil and natural gas pipelines in the Gulf of Mexico region and holds oil and natural gas leasehold interests in the U.S. Gulf of Mexico and Indonesia; however, these operations are considered non-core to Blue Dolphin’s business.

Following is a reconciliation of EBITDA (by business segment) for the three months ended September 30, 2012, and at September 30, 2012.

	Three Months Ended September 30, 2012
	Segment
	Crude Oil		Oil and Gas
	and Condensate	Pipeline	Exploration &	Corporate &
	Processing	Transportation	Production	Other(1)	Total
Revenues	$103,738,982	$117,712	$237,443	$-	$104,094,137
Operation cost(2)	98,755,479	211,114	5,253,900	160,097	104,380,590
Depletion, depreciation
and amortization
Other non-interest income	81,365	-	-	-	81,365
EBITDA	$5,064,868	$(93,402)	$(5,016,457)	$(160,097)	$(205,088)

Depletion, depreciation and amortization					(497,382)
Other income (expense), net					(57,788)

Loss before income taxes					$(760,258)

Capital expenditures	$494,312	$-	$-	$-	$494,312

Identifiable assets(3)	$48,645,278	$11,350,264	$812,229	$1,010,097	$61,817,868

__________________
(1)	Includes unallocated general and administrative costs associated with corporate maintenance costs (such as director fees and legal expenses).
(2)
General and administrative costs are allocated based on revenue.  In addition, the effect of the economic hedges on refined products, executed by Genesis Energy, LLC (“Genesis”), is included within operation cost of Blue Dolphin’s Crude Oil and Condensate Processing group.  Cost of refined products sold includes a realized loss of $325,654 and an unrealized gain of $148,453 for the three months ended September 30, 2012.

(3)	Identifiable assets contain related legal obligations of each segment including cash, accounts receivable and payable and recorded net assets.

Following is a reconciliation of EBITDA (by business segment) for the three months ended September 30, 2011, and at September 30, 2011:

	Three Months Ended September 30, 2011
	Segment
	Crude Oil		Oil and Gas
	and Condensate	Pipeline	Exploration &	Corporate &
	Processing	Transportation	Production	Other(1)	Total
Revenues	$-	$-	$-	$-	$-
Operation cost(2)	213,221	-	-	-	213,221
Depletion, depreciation
and amortization
Other non-interest income	87,036	-	-	-	87,036
EBITDA	$(126,185)	$-	$-	$-	$(126,185)

Depletion, depreciation and amortization					(4,306)
Other income (expense), net					(11,277)

Loss before income taxes					$(141,768)

Capital expenditures	$561,888	$-	$-	$-	$561,888

Identifiable assets(3)	$30,837,718	$-	$-	$-	$30,837,718
_____________________
(1)	Includes unallocated general and administrative costs associated with corporate maintenance costs (such as director fees and legal expenses).
(2)	General and administrative costs are allocated based on revenue.
(3)	Identifiable assets contain related legal obligations of each segment including cash, accounts receivable and payable and recorded net assets.

Following is a reconciliation of EBITDA (by business segment) for the nine months ended September 30, 2012, and at September 30, 2012:

	Nine Months Ended September 30, 2012
	Segment
	Crude Oil		Oil and Gas
	and Condensate	Pipeline	Exploration &	Corporate &
	Processing	Transportation	Production	Other(1)	Total
Revenues	$233,926,241	$312,098	$687,864	$-	$234,926,203
Operation cost(2)	235,987,724	648,334	6,146,698	656,516	243,439,272
Depletion, depreciation
and amortization	-	-	-	-	-
Other non-interest income	256,684	-	-	-	256,684
EBITDA	$(1,804,799)	$(336,236)	$(5,458,834)	$(656,516)	$(8,256,385)

Depletion, depreciation and amortization					(1,295,738)
Other income (expense), net					(562,723)

Loss before income taxes					$(10,114,846)

Capital expenditures	$2,568,449	$-	$-	$-	$2,568,449

Identifiable assets(3)	$48,645,278	$11,350,264	$812,229	$1,010,097	$61,817,868
__________________
(1)	Includes unallocated general and administrative costs associated with corporate maintenance costs (such as director fees and legal expenses).
(2)
General and administrative costs are allocated based on revenue.  In addition, the effect of the economic hedges on refined products, executed by Genesis, is included within operation cost of Blue Dolphin’s Crude Oil and Condensate Processing group.  Cost of refined products sold includes a realized loss of $327,256 and an unrealized gain of $21,470 for the nine months ended September 30, 2012.

(3)	Identifiable assets contain related legal obligations of each segment including cash, accounts receivable and payable and recorded net assets.

Following is a reconciliation of EBITDA (by business segment) for the nine months ended September 30, 2011, and at September 30, 2011:

	Nine Months Ended September 30, 2011
	Segment
	Crude Oil		Oil and Gas
	and Condensate	Pipeline	Exploration &	Corporate &
	Processing	Transportation	Production	Other(1)	Total
Revenues	$-	$-	$-	$-	$-
Operation cost(2)	504,161	-	-	-	504,161
Depletion, depreciation
and amortization	-	-	-	-	-
Other non-interest income	783,490	-	-	-	783,490
EBITDA	$279,329	$-	$-	$-	$279,329

Depletion, depreciation and amortization					(12,920)
Other income (expense), net					(29,260)

Income before income taxes					$237,149

Capital expenditures	$1,067,558	$-	$-	$-	$1,067,558

Identifiable assets(3)	$30,837,718	$-	$-	$-	$30,837,718
___________________
(1)	Includes unallocated general and administrative costs associated with corporate maintenance costs (such as director fees and legal expenses).
(2)	General and administrative costs are allocated based on revenue.
(3)	Identifiable assets contain related legal obligations of each segment including cash, accounts receivable and payable and recorded net assets.